FFTW FUNDS, INC.
                          PROSPECTUS DATED MAY 1, 2000
                      SUPPLEMENT DATED SEPTEMBER 21, 2000



THE  FOLLOWING  INFORMATION  REPLACES  INFORMATION  FOR  THE  EMERGING  MARKETS
PORTFOLIO FOUND UNDER THE HEADING "PORTFOLIO MANAGERS" ON PAGE 23 OF THE PROSPECTUS, AND THE SUPPLEMENT OF JULY 24, 2000:

ANTONIO MUOZ-SU, SENIOR PORTFOLIO MANAGER. Mr. Muoz-Su is responsible for the management of the Emerging Markets Portfolio. He joined FFTW in September 2000, after two years with the BNP Paribas Group in London, where he was responsible for their Global Emerging Markets and European High Yield Debt Portfolios. Prior to 1998, Mr. Muoz-Su was the head of the Emerging Markets Proprietary trading desk at Banco Bilbao Vizcaya (formerly LatInvest). Prior to 1996, Mr. Muoz-Su was a sales and trading assistant with J.P. Morgan specializing in emerging markets in London. Mr. Muoz-Su has a Masters in Finance from London Business School (1995) and a Ph.D. in Music from University of Michigan (1987).